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                                 EXHIBIT 10H

     (10h) being the Separation Agreement between Web Press Corporation and Wayne R. Marcouiller, former President/General Manager of the Company dated March 5, 1997.
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                       SEPARATION AND RELEASE AGREEMENT

     THIS AGREEMENT is entered in to as of this _____ day of December, 1996 by and among WEB PRESS CORPORATION, a Washington Corporation (hereinafter referred to as "Employer"), WEB LEADER INTERNATIONAL, INC. (hereinafter referred to as "Subsidiary") and WAYNE R. MARCOUILLER (hereinafter referred to as "Employee").

                                   RECITALS
                                   --------

     WHEREAS, Employee has been employed by Employer as Employer's President and General Manager, Employee has served as a trustee of Employer's 401(k) plan and Employee has served at Employer's request as the Chairman of Subsidiary, a wholly-owned subsidiary of Employer; and

     WHEREAS, Employee's employment by Employer has been governed by the terms of a certain Employment Agreement between Employer and Employee, dated November 14, 1980, as amended, and last renewed pursuant to an agreement dated March 31, 1995 (such employment agreement, as amended and as renewed, the "Employment Agreement"); and

     WHEREAS, Employer has determined that it is in its best interests to recognize and reward Employee's more than twenty years of effective leadership of the corporations as well as Employee's willingness to assist Employer to accomplish an orderly turn over of the management of Employer; and

     WHEREAS, the parties to this Agreement wish to clearly set forth the terms and conditions of Employee's separation from employment;

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which is acknowledged by each of the parties hereto, the parties agree as follows:

                            EMPLOYER'S OBLIGATIONS
                            ----------------------

     1.   SEVERANCE PAY.
          -------------

          (a) Employer shall pay Employee (in satisfaction of Employer's obligations under Section 4(e) of the Employment Agreement) a severance bonus in the amount of Four Hundred Thousand Dollars ($400,000.00) which amount Employer agrees is due and payable upon execution of this Agreement.

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          (b)  Employer shall pay Employee on or before March 31, 1997 incentive compensation calculated as described in Section 4(b) of the Employment Agreement for the year 1996.

          (c) Employer shall pay Employee on or before July 31, 1997 the incentive compensation calculated under Section 4(d) of the Employment Agreement for the first half of the year 1997.

          (d) Employer shall reimburse Employee for all ordinary and necessary business expenses incurred by the Employee prior to the date of execution of this Separation Agreement and for which Employee submits reports to Employer on or prior to the thirtieth (30th) day following the date of execution of this Separation Agreement.

     2.   BENEFITS CONTINUATION.  Employer shall continue for five years after
          ---------------------
the date of execution of this Separation Agreement, at Employer's sole expense, the same insurance benefits coverage, including without limitation medical and insurance, that Employee received while employed by Employer; provided, that
                                                              --------
Employer may satisfy this obligation by providing identical or greater coverage under different insurance policies with the same or different insurance carriers.

     3.   INDEMNIFICATION FROM LIABILITY ARISING FROM SERVICE.
          ---------------------------------------------------

          (a) The capitalized terms in this Section 3 shall have the meanings set forth in RCW 23B.08.500.

          (b) Employer and Subsidiary shall indemnify and hold harmless Employee against any and all Liability incurred with respect to any Proceeding to which Employee is or is threatened to be made a Party because of Employee's service as a Director or officer of Employer or Subsidiary or because, while serving as a Director or officer of Employer or Subsidiary, Employee was serving at the request of Employer or Subsidiary as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, and Employer and Subsidiary shall make advances of reasonable Expenses with respect to such Proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550; provided, that no such indemnity Employee from or on account of (1) acts or omissions of Employee finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of Employee finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that Employee personally received a benefit in money, property, or services to which Employee was not legally entitled.

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          (c)  If, after the effective date of this Agreement, the Washington
Business Corporation Act (the, "Act") is amended to authorize further indemnification of Directors or officers, then Employee shall be indemnified by Employer and Subsidiary to the fullest extent permitted by the Act as so amended.
          (d) To the extent permitted by law, the rights to indemnification and advance of reasonable Expenses conferred in this Section 3 shall not be exclusive of any other right which Employee may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of Employer or Subsidiary, agreement, vote of shareholders or disinterested directors of Employer or Subsidiary, or otherwise.

          (e) If any provision of this Section 3 or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of this Section 3, and the application of such provisions to circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

     4.   INSURANCE. Employer shall, at Employers' sole expense and until two
          ---------
(2) years after Employee's death, maintain director's and officer's liability insurance which includes Employee and Employee's estate as an insured. Such insurance shall provide Employee and Employee's estate no less protection than that provided by the insurance coverage Employer provided to its directors and officers immediately prior to Employee's termination hereunder (the "Prior Coverage"). Such coverage shall afford Employee and Employee's estate at least the same annual limit of coverage and per loss limit of coverage, have no greater deductible and insure against at least the same occurrences and claims as the Prior Coverage.

                            EMPLOYEE'S OBLIGATIONS
                            ----------------------

     5.   SEPARATION DATE. Employer, Subsidiary and Employee agree that
          ---------------
Employee's last date of employment as the President and General Manager of Employer and as the Chairman of Subsidiary (as well as all other capacities in which Employee acted as an officer or employee of the Employer or Subsidiary) was December 20, 1996 (the "Separation Date").

     6.   RETURN OF PROPERTY. Employee warrants and represents that he will
          ------------------
within two (2) weeks following the date of execution of this Separation Agreement return to Employer all Employer-owned property in his possession, including, but not limited to, credit cards, all keys to Employer buildings or property, all Employer-owned equipment and all Employer documents and papers, customer lists, manuals, files, price lists, and all other trade secrets and/or confidential Employer information.

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                              AUTOMOBILE PURCHASE
                              -------------------

     7.   TITLE TRANSFER. Employer shall transfer to Employee, immediately upon
          --------------
Employer's execution of this Agreement, title to the Cadillac Concours automobile, vehicle identification number IG6KF52Y7RU241666 (the "Automobile"), which Employer has provided for Employee's use during the term of Employee's employment by Employer.

     8.   PURCHASE PRICE. Employee shall pay, immediately upon the transfer of
          --------------
title described in Section 7, to Employer the wholesale value of the Automobile, in exchange for the transfer of title provided for in Section 7.


                      MUTUAL WAIVER AND RELEASE OF CLAIMS
                      -----------------------------------

     9.   WAIVER AND RELEASE OF CLAIMS BY EMPLOYEE.
          ----------------------------------------

          (a) Except for (i) obligations set forth in or arising under this Agreement, and (ii) Employer's and Subsidiary continuing obligations referenced in Section 3(d) to indemnify and hold Employee harmless from and against any third party claims arising out of the Relationships (defined below), Employee on the one hand and Employer and Subsidiary on the other hand each hereby waive and release any and all claims, causes of action and rights, whether known or unknown, contingent or noncontingent, contractual or otherwise against the other or any of the other's related, affiliated or subsidiary organizations, and each of their respective directors, officers, agents, representatives and employees, past and present, and each of their successors and assigns (for each of Employee, Employer and Subsidiary, such individuals and entities that they are releasing are their "Respective Releasees") arising out of Employee's employment with Employer or Subsidiary or Employee's service as an officer or director of the Employer or Subsidiary or as a trustee of the Plan (together, the "Relationships") or the termination thereof.

          (b) Employee acknowledges that among the claims that he is releasing may be claims for wrongful discharge, breach of contract, negligent or intentional infliction of emotional distress, defamation, violations of Title VII of the Civil Rights Act, Age Discrimination in Employment Act, Fair Labor Standards Act, the Washington State Human Rights Act (RCW 49.60), Washington state wage and hour laws as well as any other statutes, administrative regulations or legal doctrines governing claims arising out of or relating to employment or the termination thereof.

          (c) Employee acknowledges and agrees that he is not entitled to any payments or benefits from the Employer or Subsidiary other than those expressly provided for in this Agreement.

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                        WARRANTIES AND INDEMNIFICATION
                        ------------------------------

     10.  Warranties of Employer. Employer represents and warrants to Employee
          ----------------------
that it has full corporate power and authority to enter into this Agreement without need of any additional consent or approval of any third party; that all corporate approvals and proceedings necessary for the execution, delivery and performance of this Agreement have been obtained; that there are no charter, by-law or other corporate restrictions nor any agreements under which Employer is bound which would prevent it from fully performing its obligations hereunder or thereunder; and that this Agreement constitutes and will constitute valid and binding obligations of Employer, enforceable in accordance with their terms, subject only to applicable bankruptcy, reorganization, insolvency or similar laws and principles of public policy.

     11.  Warranties of Subsidiary. Subsidiary represents and warrants to
          ------------------------
Employee that it has full corporate power and authority to enter into this Agreement without need of any additional consent or approval of any third party; that all corporate approvals and proceedings necessary for the execution, delivery and performance of this Agreement have been obtained; that there are no charter, by-law or other corporate restrictions nor any agreements under which Subsidiary is bound which would prevent it from fully performing its obligations hereunder or thereunder; and that this Agreement constitutes and will constitute valid and binding obligations of Subsidiary, enforceable in accordance with their terms, subject only to applicable bankruptcy, reorganization, insolvency or similar laws and principles of equity or public policy.

     12.  Warranties of Employee. Employee represents and warrants to Employer
          ----------------------
and Subsidiary that he has full power and authority to enter into this Agreement, without need of any additional consent or approval of any third party; and that this Agreement constitutes a valid and binding obligation of Employee, enforceable in accordance with its terms, subject only to applicable bankruptcy, reorganization, insolvency or similar laws and principles of equity or public policy.

     13.  Indemnification for Breach. Employee on the one hand and Employer and
          --------------------------
Subsidiary on the other hand shall each indemnify and hold harmless the other and the other's respective successors and assigns, from and against any and all loss, liability, damage and expense (including, without limitation, legal fees) which may be suffered or incurred resulting from, related to or arising out of any breach of any warranty or non-fulfillment of any covenant contained in this Agreement. The indemnification obligations under this Section 13 shall survive and continue after the execution and performance of this Agreement.

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                                 MISCELLANEOUS
                                 -------------

     14.  Free and Voluntary Act of Employee. Employee agrees that he is
          ----------------------------------
entering into this Agreement as a free and voluntary act and that he has been given at least twenty-one (21) days to decide whether to sign this Agreement, and he signs it only after full reflection and analysis. Employee further acknowledges that he has had an opportunity to obtain an attorney's independent counsel and advice, and that he has read and understands the complete Agreement.

     15.  Reason for Separation. Employer hereby acknowledges and agrees that
          ---------------------
Employee's separation from employment is not for any of the reasons listed in
Section 7 of the Employment Agreement, but rather is due solely to his retirement after twenty years of service.

     16.  Severability. If for any reason any provision or any portion of any
          ------------
provision of this Agreement, or the application of any provision or portion thereof in a particular context or to a particular situation or person, should be held invalid or in violation of law by any court or other tribunal, then the application of such provision in other contexts and to other situations and persons shall not be affected thereby, and the remaining provisions hereof shall nevertheless remain in full force and effect and shall be construed and enforced to the fullest extent allowed by law.

     17.  Revocation. This Agreement may be revoked by Employee by returning
          ---------
payment in full along with written notice of revocation to Employer and Subsidiary at the following address within seven (7) days of Employee's execution of the Agreement:

               22023 68th Avenue South
               Kent, Washington 98032
               Fax No.: (206) 395-4492
               Attn: President

Unless revoked in accordance with this paragraph, this Agreement will become final and irrevocable on the eighth day following Employee's execution of the Agreement.

     18.  No Admission of Liability. This Agreement shall not be construed as an
          -------------------------
admission by Employer, Subsidiary or Employee of any liability, breach of any agreement between Employer or Employee or between Subsidiary and Employer or violation by Employer, Subsidiary or Employee or any statute, law or regulation.

     19.  Enforcement. In any action to enforce any of the provisions of this
          -----------
Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs, in addition to any other damages and remedies available at law or in equity. Employer

                                       6
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shall exercise its best efforts to defend this Agreement against attack or avoidance by third parties (including Employer's shareholders), and shall indemnify and hold Employee harmless from any and all expense (including legal fees and costs) reasonably incurred by him in defending or assisting in the defense of any claim or action pertaining to this Agreement.

     21.  TERMINATION OF OTHER AGREEMENTS. This Agreement shall supersede and
          -------------------------------
terminate all prior agreements between Employer and Employee and between Subsidiary and Employee.

              [The Remainder of This Page Is Intentionally Blank]

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     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

EMPLOYER:      WEB PRESS CORPORATION


By:   /s/ Gary Palmer                   By:   /s/ Craig L. Mathison
      ------------------------                ---------------------------

Its:  General Manager                   Its:  Secretary
      -----------------------                 ---------------------------

Date: March 5, 1997                     Date: March 5, 1997
      ----------------------                  ---------------------------

EMPLOYEE:                               WAYNE R. MARCOUILLER

                                        /s/ Wayne R. Marcouiller
                                        ---------------------------------

                                        Date: 5 March, 1997
                                              ---------------------------

SUBSIDIARY:                             WEBLEADER INTERNATIONAL, INC.

                                        _________________________________

                                        By:   /s/ Gary Palmer
                                              ---------------------------

                                        Its:  Chairman
                                              ---------------------------

                                        Date: March 5, 1997
                                              ---------------------------

STATE OF WASHINGTON)
                   ) ss.
County Of King     )

I, Jo E. Bunger, Notary Public in and for the State of Washington, do hereby certify that on this 5th day of March, 1997, personally appeared to me the above individuals who executed the within instrument and acknowledged that they signed the same as free and voluntary act and deed for the uses and purposes herein mentioned.


                                        /s/ J. E. Bunger
                                   ---------------------------------------------
                                   My appointment expires May 15, 1998. Notary
                                   Public in and for the State of Washington
                                   residing at Auburn.